                                                                   Exhibit 10.30

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made this 7th
                                                   ---------
day of January, 2002, by and among ICONQUEST, LLC, a Georgia limited liability company ("Iconquest") and MEDIABIN, INC., a Georgia corporation ("MediaBin").
          ---------                                               --------

RECITALS:
--------

         WHEREAS, Iconquest and MediaBin entered into that certain Warrant Purchase Agreement, dated of even date herewith ("Purchase Agreement"), pursuant
                                                  ------------------
to which Iconquest has sold to Holder that certain warrant ("Warrant") to
                                                             -------
purchase up to 500 membership units issued by Iconquest ("Units"); and
                                                          -----

         WHEREAS, the parties desire to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows (all capitalized terms not defined herein shall have the meanings assigned to them in the Purchase Agreement and the Warrant):

                                    ARTICLE I
                             PIGGYBACK REGISTRATION

         (a)  Right to Include Registrable Securities. Each time that Iconquest
              ---------------------------------------
proposes for any reason to register any of its Units or other securities under the Securities Act of 1933, as amended (the "Securities Act") (a "Proposed
                                             --------------       --------
Registration"), other than pursuant to a registration statement on Form S-4 or
------------
Form S-8 (or similar or successor forms), Iconquest shall promptly give written notice of such Proposed Registration to each Holder (defined below) of Registrable Securities (defined below) (which notice shall be given not less than thirty (30) days prior to the expected effective date of Iconquest's registration statement) and shall offer such Holders the right to request inclusion of any of such Holder's Registrable Securities in the Proposed Registration in accordance with the terms hereof.

         As used herein, the term "Registrable Securities" shall means any and
                                   ----------------------
all (a) Units issued or issuable upon exercise of the Warrant, and (b) any other security issued or issuable with respect to the Units referred to in clause (a) by way of dividends or splits or in connection with a recapitalization, merger, consolidation or other reorganization or reclassification. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when they have (x) been effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, (y) been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act) or (z) become eligible for sale pursuant to Rule 144.

         As used herein, the term "Holder" shall mean MediaBin and any entity to
                                   ------
whom MediaBin is permitted to assign and transfer (x) the Warrant (as more particularly set forth in the Warrant), or (y) the Unit, as more particularly set forth in Iconquest's operating agreement.

         (b)  Piggyback Procedure. Each Holder of Registrable Securities shall
              -------------------
have fifteen (15) days from the date of mailing of such notice to deliver to Iconquest a written request specifying the number of Registrable Securities such Holder intends to sell. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Securities in any registration statement pursuant to this Article I by giving written notice to Iconquest of such withdrawal. Subject to subsection (d) below of this Article I, Iconquest shall include in such registration statement all such Registrable Securities so requested to be included therein; provided, however, that Iconquest may at any time postpone, withdraw, or cease proceeding with any such Proposed Registration without obligation or liability to any Holder.

         (c)  Selection of Underwriters. The managing underwriter for any
              -------------------------
Proposed Registration that involves an underwritten public offering shall be one or more reputable investment banks selected by Iconquest in its sole, absolute and unreviewable discretion.

         (d)  Priority for Piggyback Registration. If the managing underwriter
              -----------------------------------
of an underwritten public offering determines and advises Iconquest in writing that the inclusion of all Registrable Securities proposed to be included by the Holders of Registrable Securities in the underwritten public offering would adversely impact the offering of Iconquest's securities, then the Holders of Registrable Securities shall not be permitted to include any Registrable Securities in excess of the amount, if any, of Registrable Securities which the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of securities to be registered for Iconquest. It is acknowledged by the parties hereto that pursuant to the foregoing provision, the securities to be included in a registration initiated by Iconquest shall be allocated:

              (i)   first, to Iconquest;

              (ii)  second, to the Holders of Registrable Securities and to Alan
D. Sloan, pari passu, on a pro rata basis based on the number of Registrable Securities requested to be included in the registration;

              (iii) third, to holders of registration rights granted other than pursuant to this Agreement other than Alan D. Sloan; and

              (iv) fourth, to all others requesting securities to be included therein.

              If, as a result of the provision of this Article I, a Holder shall not be entitled to include all of its Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such registration statement.

         (e)  Underwritten Registration. In the event that the Proposed
              -------------------------
Registration by Iconquest is, in a whole or in part, an underwritten public offering of securities of Iconquest, any request under this Article I must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the securities, if any, otherwise being sold through underwriters under such registration.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

         Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to subsection (b) of Article I, Iconquest will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Iconquest will:

         (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement on any form specified in subsection (a) of
  ---
Article I and which Iconquest shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution; provided, however, Iconquest shall have the right to postpone, withdraw or
--------  -------
cease proceeding with any Proposed Registration.

              (b) Subject to subsection (b) of Article I, prepare and file with the SEC any amendments and supplements to the registration statement and the prospectus as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof);

              (c) Promptly notify each Holder of the securities being sold when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such registration statement or any post-effective amendment, when the same has become effective;

              (d) Following the effectiveness of such registration statement, notify each Holder of such Registrable Securities of any request by the SEC for the amending or supplementing of such registration statement or prospectus;

              (e) Furnish to each Holder who has requested the sale of its Registrable Securities, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder; and

              (f) Use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as the underwriters shall request, to keep such registration or qualification in effect for so long as the registration statement is in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by such sellers (provided that Iconquest will not be required to qualify generally to do business or file any general consent to service of process in any jurisdiction where it would not otherwise be required to qualify or file but for this subparagraph);

              (g) Use commercially reasonable efforts to cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or other quotation service on which similar securities issued by Iconquest are then listed, if any; and

              (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         Notwithstanding anything in this Agreement to the contrary, Iconquest shall have sole control over the filing and content of any registration statement (including, without limitation, any amendment, supplement and prospectus) and shall have sole control over the registration and underwriting process.

                                  ARTICLE III
                             REGISTRATION EXPENSES

         All expenses (other than underwriting discounts and commissions attributable to the Registrable Securities sold by Holder) incurred by Iconquest in connection with registrations, filings or qualifications, including without limitation, blue sky, pursuant hereto, including (without limitation) all SEC, stock exchange, NASD and other registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for Iconquest, shall be borne by Iconquest.

         Each Holder will be responsible, at its sole cost and expense, for any underwriting discounts and selling commissions attributable to the Registrable Securities sold by such Holder in connection with its election pursuant to subsection (b) of Article I and for any legal, accounting or other professional fees and expenses incurred by such Holder.

                                   ARTICLE IV
              UNDERTAKINGS OF THE HOLDERS OF REGISTRABLE SECURITIES

         (a)  Suspension of Sales. If any Registrable Securities are included in
              -------------------
a registration statement pursuant to the terms of this Agreement, each Holder will immediately cease making offers and sales thereof after receipt of written notice from Iconquest of the occurrence of an event which in the judgment of Iconquest requires that the registration statement or prospectus be corrected, updated modified, amended or supplemented, as applicable. Each Holder shall immediately return to Iconquest all prospectuses of Iconquest.

         (b)  Compliance. If any Registrable Securities are being registered in
              ----------
any registration pursuant to this Agreement, the Holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules promulgated thereunder by the SEC.

         (c)  Termination of Effectiveness. At the expiration of the period
              ----------------------------
during which the registration statement is effective, each Holder of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement.

         (d)  Furnish Information. It shall be a condition precedent to the
              -------------------
obligations of Iconquest to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Iconquest such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall reasonably be required to effect the registration of such Holder's Registrable Securities or as shall otherwise reasonably be requested by Iconquest.

                                    ARTICLE V
                           UNDERWRITTEN REGISTRATIONS

         No Holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements as agreed upon by Iconquest and such underwriters selected by Iconquest, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, "lock-up" agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Iconquest or the underwriters on account of the registration of shares owned by such Holder other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

                                   ARTICLE VI
                                 INDEMNIFICATION

         (a)  Indemnification by Iconquest. Iconquest shall indemnify and hold
              ----------------------------
harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each Holder of Registrable Securities covered by such registration statement, its officers, directors, employees, agents, affiliates and general or limited partners (and the directors, officers, employees, affiliates and agents thereof) and each other person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the "Holder
                                                                    ------
Indemnified Parties") against any and all losses, claims, damages, liabilities
-------------------
and expenses joint or several (including without limitation reasonable fees of counsel and any amounts paid in settlement effected with Iconquest's consent, which consent shall not be unreasonably delayed or withheld) (collectively, "Losses") to which any such Holder Indemnified Party may become subject under
 ------
the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any other federal law, any state or common law, any rule or
 ------------
regulation promulgated thereunder or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Iconquest shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by Iconquest of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with any such registration; and in each such case, Iconquest shall reimburse each such Holder Indemnified Party for any reasonable legal or any other Losses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding (collectively a "claim"); provided, however, that Iconquest
                                               --------  -------
shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such claim (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in strict conformity with written information furnished to Iconquest by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party specifically stating that it is for use in the preparation thereof, and provided
                                                                        --------
further, that Iconquest shall not be liable to any such Holder Indemnified Party
-------
with respect to any preliminary prospectus to the extent that any such Losses of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if Iconquest has previously furnished copies thereof to such Holder Indemnified Party in compliance with this Agreement and the Losses of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as then amended or supplemented).

         Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

         (b)  Indemnification by Holders. Each Holder of Registrable Securities
              --------------------------
participating in any registration hereunder shall severally, and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, Iconquest, its directors, officers, employees, affiliates and agents, and each Person who controls Iconquest (within the meaning of the Securities Act) (collectively, "Iconquest Indemnified Parties") to the same extent as the foregoing indemnity from Iconquest to the Holders as set forth in subsection (a) of this Article VI (subject to the exceptions set forth in the foregoing indemnity and applicable law), but only with respect to any such information furnished in writing by such Holder for use therein; provided, however, that the liability of any Holder
                        --------  -------
under this subsection (b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of Iconquest Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

         (c)  Conduct of Indemnification Proceedings. Promptly after receipt by
              --------------------------------------
an indemnified party under subsection (a) or (b) of this Article VI of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for indemnification may be made pursuant to this Article VI, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall
--------  -------
not
relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.

         If any such claim or action referred to under subsection (a) or (b) of this Article VI is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice is delivered by the indemnifying party to such indemnified party of its election to so assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Article VI for any legal expenses of counsel or any other expenses (other than reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

         The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably delayed or withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and
(ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim and a full release of all persons that may be entitled to or obligated to provide indemnification or contribution under this Article.

         The obligations of Iconquest and the Holders of Registrable Securities under this Article VI shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and the termination of this Agreement.

         (d)  Contribution. If the indemnification provided for in this Article
              ------------
VI is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) or (b) hereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to in subsections (a) or
(b) of this Article VI in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction; provided, however, that the liability of any Holder under this subsection (d) shall be limited to the amount of net proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by an indemnified party as a result of the Losses (or actions or proceedings in respect thereof) pursuant to this subsection (d) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) of this Article VI if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d).

         No person guilty of fraudulent misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (d) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement thereof (if the notice specified in subsection (c) of this Article VI has not been given with respect to such action), provided, however, that the failure to so notify
                              --------  -------
the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this subsection
(d), except to the extent that the indemnifying party is actually prejudiced by the failure to give such. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to in this subsection (d).

         If indemnification is available under this Article VI the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in subsections (a) and (b) of this Article VI hereof, without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this subsection (d). The provisions of this subsection (d) shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party; provided that any indemnification of similar scope entered into pursuant to an underwriting agreement in connection with an offering contemplated herein shall supersede this Article VI.

         (e)  Indemnification and Contribution of Underwriters. In connection
              ------------------------------------------------
with any underwritten offering contemplated by this Agreement which includes Registrable Securities, Iconquest and all Holders of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Article VI) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

                                   ARTICLE VII
                           RULE 144; OTHER EXEMPTIONS

         With a view to making available to the Holders the benefits of Rule 144 and 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of Iconquest to the public without registration, Iconquest covenants that it shall file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A, if available with respect to resales of the Registrable Securities, under the Securities Act) at any time after the date which is ninety (90) days following an initial public offering of the securities of Iconquest, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 or Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         (a) All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, or upon delivery by overnight express courier service, or three days following registered or certified mail, postage prepaid, addressed as follows:

         If to MediaBin:         MediaBin, Inc.
                                     7 Piedmont Center Suite 600
                                     3525 Piedmont Road
                                     Atlanta, GA 30305
                                     Attn: Mr. Haines Hargrett

         With a copy to:         Morris, Manning & Martin, LLP
                                     1600 Atlanta Financial Center
                                     3343 Peachtree Road
                                     Atlanta, GA 30326
                                     Attn: Lauren Z. Burnham, Esq.

         If to the Company:          Iconquest, LLC
                                     1266 Holly Lane, N.E.
                                     Atlanta, GA  30329
                                     Attn:  Dr. Alan D. Sloan

         With a copy to:         Arnall Golden Gregory, LLP
                                     1201 West Peachtree Street; Suite 2800
                                     Atlanta, GA 30309
                                     Attn: Jonathan Golden, Esq.

         (b)  Market Stand-Off" Agreement. Each Holder hereby agrees that,
              ---------------------------
during the period of duration (up to, but not exceeding, 180 days) specified by Iconquest and/or an underwriter of securities of Iconquest, following the date of the final prospectus distributed in connection with any registration statement of Iconquest filed under the Securities Act with respect to an underwritten offering, it shall not to the extent requested by Iconquest and/or such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of Iconquest held by it at any time during such except for the securities of each Holder included in such registration; provided, however, that Iconquest shall utilize its commercially
              --------  -------
reasonable efforts to ensure that all officers and directors of Iconquest, all ten percent security holders, and all other persons with registration rights granted subsequent to the date hereof enter into similar agreements.

              In order to enforce the foregoing covenant, Iconquest may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this subsection (b).

         (c)  Rights of Holders. Each Holder of Registrable Securities shall
              -----------------
have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other Holder of any securities of Iconquest as a result of exercising or refraining from exercising any such right or rights.

         (d)  Assignment. This Agreement nor any right, interest or obligation
              ----------
hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of, and is enforceable by the parties hereto and their respective successors and permitted assigns.

         (e)  Waiver. Any term or condition of this Agreement may be waived at
              ------
any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

         (f)  Amendment. This Agreement may be amended, supplemented or modified
              ---------
only by a written instrument duly executed by Iconquest and Holders of a majority in interest of the outstanding Registrable Securities.

         (g)  Remedies. Each party hereto will be entitled to enforce any right
              --------
granted to such party by any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (h)  Entire Agreement. This Agreement supersedes all prior discussions
              ----------------
and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

         (i)  Captions. The captions used in this Agreement have been inserted
              --------
for convenience of reference only and do not define or limit the provisions hereof.

         (j)  Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Georgia applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

         (k)  Counterparts. This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         (l)  Severability. Any provision of this Agreement which is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, it being intended and understood that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

         (m)  No Third Party Beneficiary. This Agreement shall not confer any
              --------------------------
rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement under seal as of the date first above written.

ICONQUEST, LLC                               MEDIABIN, INC.


By:                                          By:
   ------------------------------               --------------------------------
       Alan D. Sloan, Manager                        David P. Moran, CEO